UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2025
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting, four proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Proxy Statement filed December 18, 2024. At the 2025 Annual Meeting, the Company’s shareholders:
1) elected John H. Tyson, Les R. Baledge, Mike Beebe, Maria Claudia Borras, David J. Bronczek, Donnie King, Maria N. Martinez, Kevin M. McNamara, Cheryl S. Miller, Kate B. Quinn, Jeffrey K. Schomburger, Barbara A. Tyson and Noel White to serve as directors until the Company’s next annual meeting of shareholders and until their successors are duly elected and qualified;
2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending September 27, 2025;
3) approved the amendment and restatement of the Tyson Foods, Inc. 2000 Stock Incentive Plan;
4) did not approve a shareholder proposal requesting that the Company disaggregate shareholder voting results;
Set forth below are the voting results for each matter submitted to a vote (certain numbers in tables may not total due to rounding):
1.Election of directors:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John H Tyson	858,428,396	57,464,801	328,281	31,664,015
Les R. Baledge	830,091,728	85,826,506	303,244	31,664,015
Mike Beebe	857,276,658	58,673,495	271,325	31,664,015
Maria Claudia Borras	852,460,742	63,487,644	273,092	31,664,015
David J. Bronczek	792,335,859	123,594,173	291,446	31,664,015
Donnie King	906,982,256	7,470,821	1,768,401	31,664,015
Maria N. Martinez	896,212,167	19,729,338	279,973	31,664,015
Kevin M. McNamara	884,587,632	29,856,801	1,777,045	31,664,015
Cheryl S. Miller	832,811,726	83,129,049	280,703	31,664,015
Kate B. Quinn	854,845,345	61,058,662	317,471	31,664,015
Jeffrey K. Schomburger	852,484,622	63,453,556	283,300	31,664,015
Barbara A. Tyson	863,788,261	52,148,328	284,889	31,664,015
Noel White	897,875,367	16,620,368	1,725,743	31,664,015
2.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending September 27, 2025:

Votes For	943,455,279
Votes Against	4,153,371
Votes Abstained	276,843
3.Amendment and Restatement of the Tyson Foods, Inc. 2000 Stock Incentive Plan:

Votes For	906,648,338
Votes Against	9,202,967
Votes Abstained	370,173
Broker Non-Votes	31,664,015
4.     Shareholder proposal requesting that the Company disaggregate shareholder voting results:

Votes For	119,589,610
Votes Against	796,158,969
Votes Abstained	472,899
Broker Non-Votes	31,664,015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: February 10, 2025	By:	/s/ Curt T. Calaway

	Name:	Curt T. Calaway
	Title:	Chief Financial Officer

3